UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):   May 10, 2005


                          MoneyGram International, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


              001-31950                                   16-1690064
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      (Commission File Number)                 (IRS Employer Identification No.)


 1550 Utica Avenue South, Minneapolis, Minnesota              55416
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    (Address of Principal Executive Offices)                (Zip Code)


                                 (952) 591-3000
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              (Registrant's Telephone Number, Including Area Code)


                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.   Other Events
             ------------

On May 11, 2005, the Company issued a press release announcing the declaration of a quarterly dividend. A copy of the press release is attached as Exhibit 99.1.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MONEYGRAM INTERNATIONAL, INC.


                                         By: /s/ Teresa H. Johnson
                                             -----------------------------------
                                         Name: Teresa H. Johnson
                                         Title: Vice President, General Counsel
                                                and Secretary

Date: May 12, 2005

                                  EXHIBIT INDEX


Exhibit No.      Description of Document
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    99.1         Press Release dated May 11, 2005.